UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

January 18, 2024
Date of Report (Date of earliest event reported):

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue, Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 944-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 par value	INTU	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders.
On January 18, 2024, Intuit Inc. (the "Company") held its Annual Meeting of Stockholders. At the meeting, stockholders:
1.Elected eleven persons to serve as directors of the Company;
2.Approved, on an advisory basis, the Company’s executive compensation;
3.Voted, on an advisory basis, on the frequency of future say-on-pay votes. In accordance with the Board's recommendation and the voting results on this advisory proposal, the Company will hold an annual advisory vote to approve the compensation of its named executives officers;
4.Ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for the fiscal year ending July 31, 2024;
5.Approved the Company's Amended and Restated 2005 Equity Incentive Plan; and
6.Did not approve a stockholder proposal requesting a retirement plan investment report.
Set forth below are the number of votes cast for or against, the number of abstentions and the number of broker non-votes with respect to each proposal, which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 22, 2023.

1.Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Eve Burton	233,861,120	4,035,146	162,916	19,601,206
Scott D. Cook	237,429,235	475,393	154,554	19,601,206
Richard L. Dalzell	237,111,451	784,316	163,415	19,601,206
Sasan K. Goodarzi	237,615,875	292,778	150,529	19,601,206
Deborah Liu	236,407,616	1,477,968	173,598	19,601,206
Tekedra Mawakana	234,585,253	3,296,795	177,134	19,601,206
Suzanne Nora Johnson	222,014,561	15,886,605	158,016	19,601,206
Ryan Roslansky	236,215,410	1,652,131	191,641	19,601,206
Thomas Szkutak	234,397,045	3,495,903	166,234	19,601,206
Raul Vazquez	236,662,100	1,237,113	159,969	19,601,206
Eric S. Yuan	233,302,069	4,299,514	457,599	19,601,206

2.Advisory vote to approve executive compensation

For	Against	Abstain	Broker Non-Votes
220,006,006	17,836,351	216,825	19,601,206

3.Advisory vote to approve frequency of future executive compensation advisory votes

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
236,256,707	73,343	1,549,272	179,860	19,601,206

4.Ratification of selection of Ernst & Young LLP to serve as independent registered public accounting firm for the fiscal year ending July 31, 2024

For	Against	Abstain	Broker Non-Votes
243,187,222	14,300,457	172,709	—

5. Approval of the Company's Amended and Restated 2005 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
219,434,227	18,448,837	176,118	19,601,206

6. Stockholder proposal - retirement plan investment report

For	Against	Abstain	Broker Non-Votes
30,081,687	197,342,298	10,635,197	19,601,206

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2024	INTUIT INC.

	By:	/s/ Sandeep S. Aujla
Sandeep S. Aujla
Executive Vice President and Chief Financial Officer